EXHIBIT 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13G, dated November 13, 2025 (the "Schedule 13G"), with respect to the Common Stock, par value $0.0001 per share, of AvePoint, Inc. is, and any amendments thereto executed by each of us shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k)(1) under the Securities and Exchange Act of 1934, as amended, and that this Agreement shall be included as an exhibit to the Schedule 13G and each such amendment.

Each of the undersigned agrees to be responsible for the timely filing of the Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 13th day of November, 2025.

Dated: November 13, 2025

ANCHOR IV PTE. LTD.
	By:	/s/ Woo Tsung Yuan, Francis James
Name: Woo Tsung Yuan, Francis James
Title: Director

ANCHOR @ 65 PTE. LTD.

	By:	/s/ Woo Tsung Yuan, Francis James
Name: Woo Tsung Yuan, Francis James
Title: Director

ANCHOR FUND @ 65 LIMITED PARTNERSHIP

	By:	Anchor GP Pte. Ltd., its general partner
	By:	/s/ Woo Tsung Yuan, Francis James
Name: Woo Tsung Yuan, Francis James
Title: Director

ANCHOR GP PTE. LTD.

	By:	/s/ Woo Tsung Yuan, Francis James
Name: Woo Tsung Yuan, Francis James
Title: Director

65EP INVESTMENT IV PTE. LTD.

	By:	/s/ Woo Tsung Yuan, Francis James
Name: Woo Tsung Yuan, Francis James
Title: Director

65EP INVESTMENTS PTE. LTD.

	By:	/s/ Woo Tsung Yuan, Francis James
Name: Woo Tsung Yuan, Francis James
Title: Director

65 EQUITY PARTNERS MANAGEMENT (SINGAPORE) PTE. LTD.

	By:	/s/ Woo Tsung Yuan, Francis James
Name: Woo Tsung Yuan, Francis James
Title: Director

65 EQUITY PARTNERS MANAGEMENT PTE. LTD.

	By:	/s/ Woo Tsung Yuan, Francis James
Name: Woo Tsung Yuan, Francis James
Title: Director

65 EQUITY PARTNERS GROUP PTE. LTD.

	By:	/s/ Woo Tsung Yuan, Francis James
Name: Woo Tsung Yuan, Francis James
Title: Director

65 EQUITY PARTNERS PTE. LTD.

	By:	/s/ Tan Chong Lee
Name: Tan Chong Lee
Title: Director